UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K AMENDMENT No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 4, 2014
Date of Report (Date of earliest event reported)

DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53313 (Commission File Number)	30-0420930 (IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following board of directors provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2014 we filed an Amendment to our Articles of Incorporation with the Secretary of State of Nevada.  Pursuant to the amendment:

Our new name will be HYDROCARB ENERGY CORPORATION.  The name change has a future effective date of February 18, 2014

The Amendment also increased the number of our authorized shares to be 1,000,000,000 shares of stock

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment to Articles of Incorporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.

Date: February 7, 2014	/s/ Joel Seidner Name: Joel Seidner Secretary